UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): October 2, 2017

IMH FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52611	23-1537126
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

7001 N. Scottsdale Rd., Suite 2050
Scottsdale, Arizona 85253
(Address of principal executive office)

Registrant’s telephone number, including area code: (480) 840-8400

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported, on October 2, 2017, IMH Financial Corporation (“IMH” or the Company”), through various subsidiaries, acquired certain hotel and related assets from 29 East MacArthur, LLC (the “Seller”) pursuant to a Purchase and Sale Agreement (the “Agreement”) in which the Company agreed to purchase the Seller's operating hotel and related restaurant and spa operations located in Sonoma, California (the “Hotel”) for $36.0 million.

The purpose of this Current Report on Form 8-K/A is to file the audited financial statements as of and for the year ended December 31, 2016 and unaudited financial statements as of and for the nine months ended September 30, 2017 of 29 East MacArthur, LLC to comply with the requirements of Rule 3-10(g) of Regulation S-X.

Information relating to the acquisition was reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (“the SEC”) on October 5, 2017. This Form 8-K/A is being filed to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to assumptions related to the valuation of assets and estimates utilized in development of the unaudited pro forma condensed combined financial statements.

Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.

Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission including our periodic report on Form 10-K for the year ended December 31, 2016, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. The Company undertakes no obligation to update or revise forward-looking statements.

Item 9.01 - Financial Statements and Exhibits

a) Financial Statements of Business Acquired.

(1)
The audited financial statements of 29 East MacArthur, LLC as of December 31, 2016 and for the year ended December 31, 2016 and the notes thereto, together with the report of Squar Milner LLP, independent registered public accounting firm, with respect thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated into this Item 9.01 by reference.

The unaudited financial statements of 29 East MacArthur, LLC as of September 30, 2017 and for the nine months ended September 30, 2017 and September 30, 2016 and the notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this Item 9.01 by reference.

b) Pro Forma Financial Information.

The following pro forma financial information is filed with this report:

•	Introduction to Unaudited Pro Forma Financial Information of the Company.

•	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2017.

•	Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the year ended December 31, 2016.

•	Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the nine months ended September 30, 2017.

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements of the Company.

c) Not applicable.

d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit	Description

99.1	Audited financial statements of 29 East MacArthur, LLC as of December 31, 2016 and for the year ended December 31, 2016 and the notes thereto.

99.2	Unaudited financial statements of 29 East MacArthur, LLC as of September 30, 2017 and for the nine months ended September 30, 2017 and September 30, 2016 and the notes thereto.

99.3
Unaudited pro forma condensed combined balance sheet of IMH Financial Corporation as of September 30, 2017 and unaudited pro forma condensed combined statement of operations of IMH Financial Corporation for the year ended December 31, 2016 and the nine months ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMH FINANCIAL CORPORATION
(Registrant)

By:	/s/ Samuel Montes
Samuel Montes
Chief Financial Officer

Date: December 15, 2017